EXHIBIT 10.2
JOINDER AGREEMENT
THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of August 17, 2021, by EACH OF THE ENTITIES IDENTIFIED AS “JOINING PARTIES” ON THE SIGNATURE PAGES OF THIS JOINDER AGREEMENT (each, individually, a “Joining Party” and collectively, the “Joining Parties”), and delivered to KeyBank National Association, as Agent, pursuant to §5.5 of that certain Term Loan Agreement dated as of August 7, 2019, as amended by that certain First Amendment to Term Loan Agreement dated as of October 3, 2019, as amended by that certain Second Amendment to Term Loan Agreement dated as of July 10, 2020, and as amended by that certain Third Amendment to Term Loan Agreement dated as of July 20, 2021 (as amended, the “Loan Agreement”), by and among Sila Realty Trust, Inc., (formerly known as Carter Validus Mission Critical REIT II, Inc.) (the “Borrower”), KeyBank National Association, for itself and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Loan Agreement.
RECITALS
A.    Each Joining Party is required, pursuant to §5.5 of the Loan Agreement, to become an additional Subsidiary Guarantor under the Guaranty and the Contribution Agreement.
B.    Each Joining Party expects to realize direct and indirect benefits as a result of the availability to the Borrower of the credit facilities under the Loan Agreement.
NOW, THEREFORE, the Joining Parties agree as follows:
AGREEMENT
1.Joinder. By this Joinder Agreement, each Joining Party hereby becomes a “Subsidiary Guarantor” and a “Guarantor” under the Loan Agreement, the Guaranty and the other Loan Documents with respect to all the Obligations of the Borrower now or hereafter incurred under the Loan Agreement and the other Loan Documents, and a “Subsidiary Guarantor” under the Contribution Agreement. Each Joining Party agrees that such Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a “Subsidiary Guarantor” and a “Guarantor” under the Loan Agreement, the Guaranty, the other Loan Documents and the Contribution Agreement.
2.Representations and Warranties of Joining Parties. Each Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by such Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Loan Agreement), the representations and warranties contained in the Loan Agreement and the other Loan Documents applicable to a “Guarantor” or “Subsidiary Guarantor” are true and correct in all material respects as applied to each such
118733771

Joining Party as a Subsidiary Guarantor and a Guarantor on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents and the Contribution Agreement of the Subsidiary Guarantors apply to the Joining Parties and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that any of the Joining Parties becomes a Subsidiary Guarantor.
3.Joint and Several. Each Joining Party hereby agrees that, as of the Effective Date, the Guaranty and the Contribution Agreement heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of such Joining Party to the same extent as if executed and delivered by such Joining Party, and upon request by Agent, will promptly become a party to the Guaranty and the Contribution Agreement to confirm such obligation.
4.Further Assurances. Each Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.
5.GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.Counterparts. This Joinder Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.
7.The effective date (the “Effective Date”) of this Joinder Agreement is August 17, 2021.

118733771

IN WITNESS WHEREOF, the Joining Parties have executed this Joinder Agreement under seal as of the day and year first above written.
“JOINING PARTIES”
HCII-330 W. BEN WHITE BOULEVARD, LLC, a Delaware limited liability company

By:    HCPII-TEXAS REHAB HOSPITAL PORTFOLIO, LLC,     a Delaware limited liability company, its sole member

    By:    SILA REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By:    SILA REALTY TRUST, INC., a                 Maryland corporation, its general partner

By: /s/ Kay C. Neely    [SEAL]
                 Kay C. Neely
Chief Financial Officer, Treasurer, Secretary and Principal Accounting Officer

HCPII-HPI 3100 SW 89th STREET, LLC, a Delaware limited liability company

By:    HCII-HPI HEALTHCARE PORTFOLIO, LLC, a     Delaware limited liability company, its managing member

    By:    SILA REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By:    SILA REALTY TRUST, INC., a                 Maryland corporation, its general partner

By: /s/ Kay C. Neely     [SEAL]
                 Kay C. Neely
Signature Page to Joinder Agreement (KeyBank/Sila Realty Trust - Term Loan Agreement)

Chief Financial Officer, Treasurer, Secretary and Principal Accounting Officer

HCII-555 MIDTOWNE STREET NE, LLC,
HCII-92 BRICK ROAD, LLC
HCII HPI-9800 BROADWAY EXTENSION, LLC,
HCPII-TEXAS REHAB HOSPITAL PORTFOLIO, LLC, and
HCII-HPI HEALTHCARE PORTFOLIO, LLC, each a Delaware limited liability company

    By:    SILA REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

By:    SILA REALTY TRUST, INC., a                 Maryland corporation, its general partner

By: /s/ Kay C. Neely    [SEAL]
                 Kay C. Neely
Chief Financial Officer, Treasurer, Secretary and Principal Accounting Officer

ACKNOWLEDGED:
KEYBANK NATIONAL ASSOCIATION, as Agent
By:    /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

Signature Page to Joinder Agreement (KeyBank/Sila Realty Trust - Term Loan Agreement)